OTCQX: TGEN FY 2024 EARNINGS CALL MARCH 18, 2025 1

MANAGEMENT Abinand Rangesh – CEO & CFO Robert Panora – COO & President Roger Deschenes – CAO Jack Whiting – General Counsel & Secretary 2

SAFE HARBOR STATEMENT This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non- historical matters, or projected revenues, Income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 3

AGENDA AI & Data Centers Why Tecogen’s unique solution Vertiv relationship Potential impact of data center sales to Tecogen About the technology Financials Q4 and FY 2024 Q&A 4

AI LIQUID COOLING MARKET OPPORTUNITY Liquid cooling of AI Chips allows a chip to operate at 2x computing power, but that heat needs to be removed Over next 10 years >$20Bn of cooling equipment needs to be installed to support AI Liquid cooling NVDIA & AMD are expected to ship >5 million AI chips a year 5

6 Up to 30% of a data center’s available electrical power may need to be allocated to cooling This power is then not available for computing Computing is the revenue source for a data center THE PROBLEM AncillariesComputing Cooling Power Needs of AI Data Center

SOLUTION – TECOGEN’S ADVANCED NATURAL GAS CHILLER 7 Increases available power Tecogen’s unique advanced natural gas chiller (Tecochill) increases a data center’s available power Fast and Easy Installation Faster and cheaper to install than on-site power generation Ultra low NOx and CO emissions for simplified air-permits Proven technology in 24/7 critical applications including hospitals, ice rinks, cannabis

Cost of Operation Electrical Power Needed TECOCHILL COMPARED TO ALTERNATIVES Electric Chillers Gas Absorption Chillers Tecochill is 2x more efficient than nearest other gas cooling technology Tecochill can save 50% or more in energy costs compared to an electric chiller Tecogen chillers are made in USA and are less susceptible to tariffs

-$1,000,000 -$500,000 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 Increased Revenue for Data Center from Additional Electrical Capacity Chiller Energy Costs Chiller Maintenance Increased Data Center Profit Per Year Tecogen Chillers = Increased Available Power = Increased Data Center Profits (2,000 Ton Chiller Plant) Electric Cooling Tecogen Chiller

10 THE MARKET Market moving towards colocation and hyperscale data centers Favorable to larger projects Tecogen is targeting the colocation data centers

11 Signed global partnership with Vertiv for data center cooling Vertiv is No.1 in thermal management for data centers Marketing agreement signed March 2025 Data center sites (power gen) Enterprise data center in Manhattan (Installed 2023/4) Cloudsmart Data Center in CT (Expected Install 2025) Working on 3 to 5 multi-unit data center projects PROVEN TRACTION IN DATA CENTER MARKET

12 Sample AI data center site Total Data Center Power = 50MW 36 MW computing 14 MW for cooling and ancillaries Chiller plant size >11,000 refrigeration tons One chiller project of equivalent size could generate $13m to $16m in revenue for Tecogen Incremental sale from even 1 data center will lead to profitability 2024 gross profit margin >43% Adjusted EBITDA breakeven point approximately $30m POTENTIAL IMPACT

13 Tecogen moved to a new factory in 2024 20 Ton overhead cranes for chiller production Talented local labor pool NEW FACTORY READY FOR GROWTH

BACKLOG AND CASH Backlog is presently $12.2m. Additional >$3m of projects expected to enter backlog during Q2 Cash position $5.4m at quarter end and $4m presently Due to customer deposits NYSERDA rebates – (Some pass through to customers) Repayment timeline extended to 2026 for related party notes Multi-Family Residential 21% Controlled Environment Agriculture 4% Office 13% Other 17% LVCC Product 29% LVCC Prepaid Service 16% Backlog by Customer Type 14

REVENUE SEGMENTS We service most purchased Tecogen equipment in operation through long term maintenance agreements through 11 service centers in North America and perform certain equipment installation work. SERVICES CLEAN, GREEN POWER, COOLING AND HEAT Sales of combined heat and power, and clean cooling systems to building owners. Key market segments include multifamily residential, health care and indoor cultivation. PRODUCT SALES We sell electrical energy and thermal energy produced by our equipment onsite at customer facilities. ENERGY SALES 15

4Q 2024 RESULTS Key Points • Revenue = $6.1 million up 3% • Net loss of $0.05/share Q4 2024 • Net loss $1.1m • Opex $3.9m due to one-time charges • $109k credit loss provision for hospital customer in chapter 11 • ADGE Goodwill impairment of $217k • Gross Margin 45% up 5% 16 $ in thousands 4Q'24 4Q'23 QoQ Change % Revenue Products $ 1,442 $ 1,765 $ (323) Services 4,083 3,591 492 Energy Production 550 542 8 Total Revenue 6,075 5,898 177 3.0% Gross Profit Products 446 343 103 Services 2,074 1,842 232 Energy Production 215 164 50 Total Gross Profit 2,734 2,349 385 16.4% Gross Margin: % Products 31% 19% 12% Services 51% 51% -1% Energy Production 39% 30% 9% Total Gross Margin 45% 40% 5% Operating Expenses General & administrative 2,928 3,462 (534) Selling 503 505 (2) Research and development 227 214 12 Impairment and other expenses 213 (16) 229 Total operating expenses 3,871 4,165 (294) -7.1% Operating loss (1,137) (1,815) 678 -37.3% Net loss $ (1,186) $ (1,846) $ 660 -35.8%

YE 2024 RESULTS Key Points • Revenue = $22.6 million • Factory move reduced products revenue • Net loss of $0.19/share YE 2024 • Net loss of $4.8m • Services revenue increased 14% due to increased number of service contracts • Gross Margin of 44% up 3% • Op Ex down 1.4% • Install receivable credit loss provision of $744K in 2023 • $109k credit loss provision for hospital customer in chapter 11 in 2024 • ADGE Goodwill impairment of $217k 17 $ in thousands YE 24 YE 23 YoY Change % Revenue Products $ 4,444 $ 8,860 $ (4,416) Services 16,075 14,523 1,552 Energy Production 2,101 1,756 345 Total Revenue 22,620 25,139 (2,519) -10.0% Gross Profit Products 1,429 2,937 (1,508) Services 7,642 6,614 1,028 Energy Production 799 651 148 Total Gross Profit 9,870 10,202 (332) -3.3% Gross Margin: % Products 32% 33% -1% Services 48% 46% 2% Energy Production 38% 37% 1% Total Gross Margin 44% 41% 3% Operating Expenses General & administrative 11,356 11,880 (524) Selling 1,881 1,931 (50) Research and development 962 840 122 Impairment and other expenses 205 (36) 241 Total operating expenses 14,404 14,615 (210) -1.4% Operating loss (4,534) (4,414) (121) 2.7% Net loss $ (4,760) $ (4,598) $ (162) #VALUE!

4Q 2024 ADJUSTED EBITDA RECONCILIATION EBITDA: Earnings Before Interest, Taxes, Depreciation & Amortization • EBITDA and adjusted EBITDA loss was $1m and $692k respectively • Includes increase of $109k credit loss reserve EBITDA Non-cash adjustments • Stock based compensation • Unrealized and realized (gain) loss on investment securities • Non-recurring charges *Adjusted EBITDA is defined as net Income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, unrealized loss on investment securities, non-cash abandonment of intangible assets, goodwill impairment and other non-recurring charges or gains including abandonment of certain intangible assets and extinguishment of debt 18 Non-GAAP financial disclosure (in thousands) 2024 2023 Net income (loss) attributable to Tecogen Inc. (1,186)$ (1,846)$ Interest expense, net 31 7 Income tax expense 0 0 Depreciation & amortization, net 134 108 EBITDA (1,021) (1,731) Stock based compensation 41 76 Unrealized loss on marketable securities - (19) Goodwill 217 - Installation credit loss provision - 744 Obsolete inventory provision 71 403 Adjusted EBITDA* (692)$ (527)$ Quarter Ended, Dec 31

YE 2024 ADJUSTED EBITDA RECONCILIATION EBITDA: Earnings Before Interest, Taxes, Depreciation & Amortization • EBITDA and adjusted EBITDA loss of $4.1m and $3.6m respectively • EBITDA loss increased due to lower products revenue due to factory move EBITDA Non-cash adjustments • Stock based compensation • Unrealized and realized (gain) loss on investment securities • Non-recurring charges *Adjusted EBITDA is defined as net Income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, unrealized loss on investment securities, non-cash abandonment of intangible assets, goodwill impairment and other non-recurring charges or gains including abandonment of certain intangible assets and extinguishment of debt 19 Non-GAAP financial disclosure (in thousands) 2024 2023 Net income (loss) attributable to Tecogen Inc. (4,760)$ (4,598)$ Interest expense, net 90 16 Income tax expense 23 32 Depreciation & amortization, net 554 568 EBITDA (4,094) (3,982) Stock based compensation 173 250 Unrealized loss (gain) on marketable securities - - Goodwill 217 - Installation credit loss provision - 744 Obsolete inventory provision 71 403 Adjusted EBITDA* (3,633)$ (2,584)$ FY Ended, Dec 31

4Q 24 PERFORMANCE BY SEGMENT Products revenue decreased 18% QoQ • Gross margin up QoQ Services revenue increased 14% QoQ • Services gross margin flat at 51% QoQ • Increased from prior quarters earlier this year Energy Production revenue increased 2% QoQ Margin increased 9% QoQ Gross Margin 45% • Increased 5% QoQ 20 4Q Revenues ($ thousands) 2024 2023 YoY Growth Revenues Cogeneration 490$ 892$ -45% Chiller 952 612 56% Engineered accessories 0 262 -100% Total Product Revenues 1,442 1,765 -18% Service Contracts 4,083 3,591 14% Installation Services - - Total Service Revenues 4,083 3,591 14% Energy Production 550 542 2% Total Revenues 6,075 5,898 3% Cost of Sales Products 996 1,422 -30% Services 2,010 1,749 15% Energy Production 335 377 -11% Total Cost of Sales 3,341 3,549 -6% Gross Profit 2,734$ 2,349$ 16% Gross Margin Products 31% 19% Services 51% 51% Energy Production 39% 30% Overall 45% 40% QTD Gross Margin 2024 2023 Target Overall 45% 40% >40%

YE 24 PERFORMANCE BY SEGMENT Products revenue decreased 50% YoY • Due to factory move • 2024 gross profit impacted by move related inefficiencies. Services revenue increased 11% YoY • Services margin increased from 46% to 48% Energy Production Revenue increased 20% YoY Gross Margin increased to 44% due to improving service margins 21 YE 2024 Revenues ($ thousands) 2024 2023 YoY Growth Revenues Cogeneration 2,678 2,762 -3% Chiller 1,647 5,304 -69% Engineered accessories 119 794 -85% Total Product Revenues 4,444 8,860 -50% Service Contracts 16,075 14,523 11% Installation Services 0 0 0% Total Service Revenues 16,075 14,523 11% Energy Production 2,101 1,756 20% Total Revenues 22,620 25,140 -10% Cost of Sales Products 3,015 5,923 -49% Services 8,433 7,909 7% Energy Production 1,302 1,106 18% Total Cost of Sales 12,750 14,938 -15% Gross Profit 9,870 10,202 -3% Gross Margin Products 32% 33% Services 48% 46% Energy Production 38% 37% Overall 44% 41% Gross Margin 2024 2023 Target Overall 44% 41% >40%

SUMMARY AND Q&A Company Information Tecogen, Inc 76 Treble Cove Road, Building 1 North Billerica MA 01862 www.Tecogen.com Contact information Abinand Rangesh, CEO 781.466.6487 Abinand.rangesh@Tecogen.com 22 Significant headway into data center market Signed Vertiv collaboration Signed small data center Expect more later in year Have $4m in cash to fund working capital Service margins are improving